UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 27, 2010

CHINDEX INTERNATIONAL, INC.
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(Exact Name of Registrant as Specified in Charter)

DELAWARE                                                         0-24624                                                 13-3097642
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                                                                             (State of Incorporation)                                            (Commission                                        (IRS Employer
                                                                           File Number)                                      Identification No.)

                                                               4340 EAST WEST HIGHWAY, SUITE 1100
                                                                            BETHESDA, MARYLAND                                                                                                             20814
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                                                                  (Address of Principal Executive Offices)                                                                                            (Zip Code)

Registrant’s telephone number, including area code:  (301) 215−7777

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[  ]      Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[  ]      Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 5.03.                   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year End.

On September 27, 2010, the Board of Directors of Chindex International, Inc. (the “Company”) approved the change of the Company’s fiscal year end from March 31 to December 31 in each year, commencing with December 31, 2010. The Company will file a transition report on Form 10-K for the nine-month period ending December 31, 2010. The Company’s Compensation Committee has not yet determined whether and if so how to adjust the 2010 Executive Management Incentive Plan to conform to the change in fiscal year end.

Item 5.07.                   Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on September 28, 2010 (“Annual Meeting”).  Set forth below is information regarding the results of the matters voted on by stockholders at the Annual Meeting:

(i)         Election of seven Directors to serve until their successors are elected and qualified:

Director Nominee	Votes For	Votes Withheld
Holli Harris	8,499,954	176,348
Carol R. Kaufman	8,498,704	177,598
Robert Lipson	8,474,364	201,938
Kenneth A. Nilsson	8,488,064	188,238
Julius Y. Oestreicher	8,489,241	187,061
Lawrence Pemble	8,389,892	286,410
Elyse Beth Silverberg	8,490,749	185,553

(ii)         Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending March 31, 2011: 10,967,049 shares in favor, 39,556 shares against and 17,922 shares abstaining, which appointment will continue to be treated by the Company as pertaining to the current fiscal year, changed as above.

There were no broker non-votes for either of the matters listed above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 30, 2010

CHINDEX INTERNATIONAL, INC.

By:	/s/ Lawrence Pemble
Name: Lawrence Pemble
Title: Chief Financial Officer